EXHIBIT 32.1

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, S. Kumar Chandrasekaran, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of InSite Vision Incorporated on Form 10-K/A for the annual period ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and that information contained in such Annual Report of InSite Vision Incorporated on Form 10-K/A fairly presents in all material respects the financial condition and results of operation of InSite Vision Incorporated.

By:	/s/ S. KUMAR CHANDRASEKARAN, PH.D.

Name:	S. Kumar Chandrasekaran, Ph.D.
Title:	Chief Executive Officer
Date:	April 29, 2004

I, S. Kumar Chandrasekaran, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of InSite Vision Incorporated on Form 10-K/A for the annual period ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and that information contained in such Annual Report of InSite Vision Incorporated on Form 10-K/A fairly presents in all material respects the financial condition and results of operation of InSite Vision Incorporated.

By:	/s/ S. KUMAR CHANDRASEKARAN, PH.D.

Name:	S. Kumar Chandrasekaran, Ph.D.
Title:	Chief Financial Officer
Date:	April 29, 2004